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                                                                    EXHIBIT 99.2


ADDITIONAL INFORMATION:

                           ----------------------------------------------------------------------------------------------------
                                                                                    RENTAL           TOTAL
                                                                     # OF          REVENUES        INVESTMENT
                              # OF        # OF      AGGREGATE     FACILITIES     9 MO. ENDING         AS OF          SECURITY
                           FACILITIES    UNITS      OCCUPANCY     IN LEASE-UP       9/30/00          9/30/00         DEPOSITS
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
Balanced Care
Corporate Facilities           14         712         87%             3            $4,219,747       $63,203,000     $1,000,000
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